UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 15, 2014

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 15, 2014 (the "Closing Date"), Ladenburg Thalmann Financial Services Inc. (the "Company") completed its previously announced acquisition (the "Acquisition") of KMS Financial Services, Inc. ("KMS"), a Seattle-based independent broker-dealer and registered investment advisor, pursuant to a Stock Purchase Agreement, dated as of August 8, 2014 (the "Purchase Agreement"), by and among the Company, KMS and the shareholders of KMS (the "Shareholders").

Under the terms of the Purchase Agreement, on the Closing Date, the Company paid the Shareholders approximately $24,000,000, consisting of $11,000,000 in cash, $8,000,000 principal amount of four-year promissory notes, bearing interest at 1.84% per annum and payable in equal quarterly installments of principal and interest (the "Notes"), and 1,440,922 shares of the Company's common stock, which are subject to certain transfer restrictions, in exchange for all of the issued and outstanding capital stock of KMS. The Notes contain customary events of default, which if uncured, entitle the Note holders to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Notes.

The above descriptions of the Notes and Purchase Agreement are qualified by reference to the full text of such agreements attached hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 is incorporated by reference herein. The shares of the Company's common stock issued under the Purchase Agreement were issued in reliance on an exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").

Item 7.01 Regulation FD Disclosure.

On October 16, 2014, the Company issued a press release announcing the closing of the Acquisition. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" with the Commission nor incorporated by reference in any registration statement filed by us under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K was required to be filed.

(b) Pro forma financial information.
The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No -- Description

2.1 – Stock Purchase Agreement dated as of August 8, 2014 by and among Ladenburg Thalmann Financial Services Inc., KMS Financial Services, Inc. and the shareholders of KMS Financial Services, Inc. (1)

4.1 – Form of Non-Negotiable Promissory Note, dated as of October 15, 2014, issued to the shareholders of KMS Financial Services, Inc.

99.1 – Press Release dated October 16, 2014 issued by Ladenburg Thalmann Financial Services Inc.

(1) The schedules, exhibits and annexes to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules, exhibits and annexes to the U.S. Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

October 16, 2014	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of August 8, 2014 by and among Ladenburg Thalmann Financial Services Inc., KMS Financial Services, Inc. and the shareholders of KMS Financial Services, Inc.
4.1	Form of Non-Negotiable Promissory Note, dated as of October 15, 2014, issued to the shareholders of KMS Financial Services, Inc.
99.1	Press Release dated October 16, 2014 issued by Ladenburg Thalmann Financial Services Inc.